                                LICENSE AGREEMENT

      This Agreement is entered into as of December 12, 1996 between Licensee Aplin & Barrett, Limited, a corporation incorporated under the laws of England and Wales ("A&B"), and Licensor Applied Microbiology, Inc., a New York corporation ("AMBI") (collectively "parties").

      WHEREAS, A&B and AMBI have entered into a Share Purchase Agreement (the "Purchase Agreement") dated as of December 12, 1996 by and among A&B, AMBI, and Burns Philp (UK) plc ("Burns Philp"), pursuant to which Burns Philp has agreed to purchase all of the issued and outstanding shares of A&B from AMBI; and

      WHEREAS, AMBI has developed, and maintained as confidential, certain valuable PROPRIETARY INFORMATION, hereinafter defined, relating to NISIN PREPARATIONS, hereinafter defined, with respect to the manufacture, use, and sale of LICENSED PRODUCTS, hereinafter defined; and

      WHEREAS, A&B desires the right to use AMBI's PROPRIETARY INFORMATION in the manufacture, use, and sale of the LICENSED PRODUCTS; and

      WHEREAS, AMBI has obtained, or may obtain, patents encompassed by the PATENTED TECHNOLOGY, hereinafter defined, for certain inventions relating to the manufacture, use, and sale of the LICENSED PRODUCTS; and

      WHEREAS, A&B desires the right to use the inventions claimed in AMBI's PATENTED TECHNOLOGY in the manufacture, use, and sale of the LICENSED PRODUCTS; and

      WHEREAS, the obligations of A&B and AMBI under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the parties hereto and the grant of certain licenses by AMBI to A&B as hereafter set forth; and

      WHEREAS, the obligations of A&B and AMBI under the Purchase Agreement are conditioned, among other things, upon the simultaneous execution and delivery of a counterpart License Agreement by the parties hereto granting certain licenses by A&B to AMBI (the "A&B License Agreement"); and

      WHEREAS, AMBI desires the right to use any inventions, modifications, and improvements subsequently made or obtained by A&B that relate to the manufacture, use, or sale of the EXCLUDED PRODUCTS, and A&B desires the right to use any inventions, modifications, and improvements subsequently made or obtained by AMBI that relate to the manufacture, use, or sale of the LICENSED PRODUCTS; and

      WHEREAS, AMBI recognizes that additional classes of products may be developed by A&B which would be incorporated into the listing of LICENSED

PRODUCTS, and A&B recognizes that additional classes of products may be developed by AMBI which would be incorporated into the listing of EXCLUDED PRODUCTS.

      NOW THEREFORE, for good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1 CERTAIN DEFINITIONS

      1.1 "LICENSED PRODUCTS" shall mean all A&B products comprising, incorporating, or relating to NISIN PREPARATIONS, whether existing or subsequently developed, for the fields of application that are described by the general classifications listed in Exhibit A-1 attached hereto.

      1.2 "EXCLUDED PRODUCTS" shall mean all AMBI products comprising, incorporating, or relating to NISIN PREPARATIONS for the fields of application that are described by the general classifications listed in Exhibit A-2 attached hereto.

      1.3 "PROPRIETARY INFORMATION" shall mean all secret or confidential information relating to the LICENSED PRODUCTS including, without limitation, reagents, computer programs, names and expertise of employees and consultants, know-how, formulas, processes, procedures, ideas, inventions (whether patentable or not), schematics and other technical, business, financial, customer and product development plans, forecasts, strategies, or other confidential information, including currently pending and unpublished patent applications, or subsequently filed and unpublished patent applications, including information obtained from third parties to the extent that AMBI is permitted to disclose such information to A&B, relating to the general classifications listed in Exhibit B.

      1.4 "PATENTED TECHNOLOGY" shall mean those inventions claimed in any patents obtained by, assigned to, or licensed to AMBI (to the extent that AMBI is permitted to sublicense such patents to A&B), relating to the LICENSED PRODUCTS during the term of this Agreement including any such patents listed in Exhibit B.

      1.5 "TECHNICAL INFORMATION" shall mean technical information other than the PROPRIETARY INFORMATION and the PATENTED TECHNOLOGY within AMBI's control, including information obtained from third parties to the extent that AMBI is permitted to disclose such information to A&B, relating to the manufacture of NISIN PREPARATIONS or the LICENSED PRODUCTS.

      1.6 "NISIN PREPARATIONS" shall mean all products containing a measurable concentration of any form, variant, or derivative of nisin.

2 SCOPE OF LICENSE GRANT

      2.1 Subject to all the terms and limitations of this Agreement, AMBI grants to A&B the perpetual, sole and exclusive, non-transferable, and world-wide rights and licenses, to use AMBI's PROPRIETARY INFORMATION, TECHNICAL INFORMATION, and PATENTED TECHNOLOGY in developing, manufacturing, having manufactured, using, selling, marketing, or distributing the LICENSED PRODUCTS. Full consideration for this Agreement is provided by the execution of, and continued compliance with, the counterpart A&B License Agreement under which AMBI will receive rights and licenses to A&B's PROPRIETARY INFORMATION, TECHNICAL INFORMATION, and PATENTED TECHNOLOGY, the rights and licenses granted under the A&B License Agreement having an equivalent annual value to the rights and licenses granted under this Agreement.

      2.2 AMBI and A&B agree that this Agreement includes the right to sublicense or disclose the PROPRIETARY INFORMATION and TECHNICAL INFORMATION to a third party provided that any such sublicense or disclosure expressly obligates any such third party to conform to the obligations imposed on A&B under this Agreement regarding the confidentiality of the PROPRIETARY INFORMATION, is not made to any person or entity involved in the manufacture of any EXCLUDED PRODUCTS for other than AMBI or its affiliates, is not made to any person or entity manufacturing any NISIN PREPARATIONS for sale or delivery other than to, or on behalf of, A&B, AMBI, or their affiliates, and is otherwise consistent with the scope of the license and obligations under this Agreement, and further provided that A&B shall provide notice of each such sublicense or disclosure to AMBI within thirty (30) days, and shall, at AMBI's request, provide a copy of any such agreement relating to such sublicense or disclosure to AMBI, A&B having the right to redact financial information from such copies.

      2.3 AMBI and A&B agree that this Agreement includes the right to sublicense to any third party any portion or element of the PATENTED TECHNOLOGY provided that any such sublicense is not made to any person or entity involved in the manufacture of any EXCLUDED PRODUCTS for other than AMBI or its affiliates, is not made to any person or entity manufacturing any NISIN PREPARATIONS for sale or delivery other than to, or on behalf of, A&B, AMBI, or their affiliates, and is otherwise consistent with the scope of the license and obligations under this Agreement, and further provided that A&B shall provide notice of each such sublicense to AMBI within thirty (30) days, and shall, at AMBI's request, provide a copy of any such sublicense to AMBI, A&B having the right to redact financial information from such copies.

      2.4 AMBI and A&B agree that this Agreement does not include the right of A&B to develop, manufacture, use, sell, or distribute the EXCLUDED PRODUCTS.

      2.5 AMBI and A&B agree that this Agreement includes the right of A&B to manufacture, or have manufactured, NISIN PREPARATIONS for sale or distribution by A&B or third parties for incorporation into the LICENSED PRODUCTS.

      2.6 AMBI recognizes that new classes of products may be subsequently developed by A&B and agrees that such new classes of products shall be incorporated into the LICENSED PRODUCTS, Exhibit A-1, provided that A&B gave written notice to AMBI of each such proposed class and that AMBI has not, within thirty (30) days, objected to the proposed new class of products as detrimental to AMBI's ability to manufacture, use, or sell the EXCLUDED PRODUCTS. To the extent that A&B disagrees with AMBI's objection, A&B shall seek redress only in accordance with paragraph 10.5.

      2.7 AMBI and A&B further agree that this Agreement does not include the right of A&B to use any of AMBI's copyrights, trademarks, or trade names, in connection with the manufacture, use, sale, or distribution of any of the LICENSED PRODUCTS. However, AMBI agrees that A&B may deplete, in the normal course of business, its inventory of materials and products bearing the "Applied Microbiology" tradename.

      2.8 The parties further agree that A&B has the right to provide purified NISIN PREPARATIONS to other commercial entities only under terms and conditions which limit its use to research of, development of, experimentation for, or manufacturing of the LICENSED PRODUCTS; and that A&B has the right to provide purified NISIN PREPARATIONS to academic or non-profit institutions only under terms and conditions which limit its use to research of, development of, or other experimentation for the LICENSED PRODUCTS and which further provide that all right, title, and interest to intellectual property arising from such work shall be granted to A&B. Any agreement for providing purified NISIN PREPARATIONS for use in LICENSED PRODUCTS shall provide that no licenses are granted to use the products supplied for other than their intended purpose. For the purpose of this paragraph, purified NISIN PREPARATIONS shall mean NISIN PREPARATIONS which, at any time, had a peptide purity of more than 25%, i.e. at least 25% of the protein present by weight is or was nisin.

3 TRANSFER OF PROPRIETARY INFORMATION

      3.1 AMBI shall furnish to A&B, as soon as is reasonably practicable after the effective date of this Agreement, in the form or forms that are mutually acceptable to the parties, the PROPRIETARY INFORMATION, PATENTED TECHNOLOGY, and TECHNICAL INFORMATION necessary to enable A&B to manufacture, have manufactured, use, and sell the LICENSED PRODUCTS. When the foregoing PROPRIETARY INFORMATION, PATENTED TECHNOLOGY, and TECHNICAL INFORMATION is available in tangible form, it shall be provided in tangible form, and when available in machine readable form, it shall be provided on mutually acceptable media.

      3.2 To the extent that the PROPRIETARY INFORMATION is provided in documentary form, including written, graphic, or machine readable form, at least the first page of any such document, or the label attached to any such machine readable form, shall be suitably marked by AMBI to indicate its confidential nature.

      3.3 A&B agrees that, to the extent any document provided by AMBI and marked in accordance with paragraph 3.2 is copied or otherwise reproduced, in whole or in part, each copy or reproduction will be marked by A&B to indicate its confidential nature.

      3.4 All PROPRIETARY INFORMATION shall remain at all times the property of AMBI and shall not be used by A&B beyond the scope of the license granted under this Agreement.

      3.5 Upon termination of this Agreement pursuant to paragraph 7.3 as the result of a breach by A&B, A&B shall, at AMBI's option, return to AMBI, or destroy and provide certification of such destruction to AMBI, all PROPRIETARY INFORMATION, including all copies, revisions, and translations thereof, and shall thereafter make no use of the PROPRIETARY INFORMATION.

4 TECHNICAL ASSISTANCE

      4.1 AMBI agrees to provide to A&B reasonable technical support and assistance in connection with A&B's manufacturing of the LICENSED PRODUCTS for a period of two (2) years from the effective date of this Agreement. The term "sublicensee" as used in this Section includes "assignees and transferees" in accordance with paragraph 10.3.

      4.2 The technical support and assistance provided by AMBI may include, as reasonably required, meetings with AMBI technical personnel at AMBI's facilities, visits by AMBI technical personnel to A&B's or its sublicensees' facilities, observation of AMBI's manufacturing operation by technical personnel of A&B, its consultants, or its duly sublicensed manufacturers of NISIN PREPARATIONS, and on site support at A&B's or its sublicensees' facilities, subject to the following terms and conditions:

            4.2.1 Such technical support and assistance services will only be provided at the request of A&B, or its successor in accordance with paragraph 10.3, requests for the support and assistance to sublicensees provided at AMBI's facility being subject to AMBI's approval, such approval not to be unreasonably withheld;

            4.2.2 Such services will be provided at times, places, and in a manner mutually acceptable to the parties;


            4.2.3 Such technical support and assistance services provided during visits by A&B personnel and approved sublicensees to AMBI's facilities will not exceed a total of forty-five (45) working days in any one year period;

            4.2.4 Such technical support and assistance services provided by AMBI personnel at A&B's and its sublicensees' facilities will not exceed a total of sixty (60) person-days in any one year period;

            4.2.5 AMBI shall not place a surcharge on any such services, but A&B shall, subject to paragraph 4.2.6, reimburse AMBI for all reasonable expenses incurred in connection with the provision of such services including, but not limited to, the salary, travel, meal and living expenses of the AMBI personnel providing the service;

            4.2.6 A&B shall not be responsible for any expense over $500 incurred by AMBI in conjunction with providing such technical support and assistance without A&B's prior written approval;

            4.2.7 The expenses related to AMBI's technical support and assistance under paragraph 4.2.4 will be detailed in a statement to A&B delivered as soon as reasonably available after the conclusion of any such visit by AMBI's technical personnel.

5 INVENTIONS AND IMPROVEMENTS

      5.1 A&B shall, in good faith, promptly notify AMBI of any inventions, modifications, or improvements to, or applications of, the PROPRIETARY INFORMATION or the PATENTED TECHNOLOGY relating to the manufacture, modification, or use of NISIN PREPARATIONS in any of the LICENSED PRODUCTS where such inventions, modifications, or improvements are reasonably related to or may improve AMBI's manufacture, use, or sale of the EXCLUDED PRODUCTS. AMBI recognizes and acknowledges that any such inventions, modifications, or improvements are proprietary to and owned exclusively by A&B.

      5.2 With respect to any notice provided to AMBI under paragraph 5.1, A&B shall notify AMBI within thirty (30) days of filing for patent protection for any such invention, modification, or improvement, shall specify the countries in which any such patent applications have been filed, and shall provide AMBI with a copy of the first such application and a copy of any subsequent application that includes new matter.

      5.3 AMBI agrees to hold such inventions, modifications, improvements, or applications as A&B's PROPRIETARY INFORMATION in accordance with the provisions of the A&B License Agreement. After any such patent application is published, or otherwise made publicly available in a manner consistent with the procedures of the jurisdiction in which such application is pending, or a patent is granted, information so published or otherwise made publicly available will no longer be considered A&B's PROPRIETARY INFORMATION.

      5.4 With respect to all such patent applications, A&B shall ensure that none of AMBI's PROPRIETARY INFORMATION is disclosed in the specification or in subsequent communications with the relevant patent office without the express written consent of AMBI.

      5.5 The parties agree that AMBI will have the non-exclusive right to use any such inventions, modifications, or improvements, whether or not patented, without payment or limitation, in the development, manufacture, use, and sale of the EXCLUDED PRODUCTS in accordance with the terms and conditions of the A&B License Agreement.

      5.6 Upon AMBI's request, A&B shall provide a detailed description of any such invention, modification, or improvement sufficient to enable AMBI to use the same in the development, manufacture, use, and sale of the EXCLUDED PRODUCTS.

      5.7 The parties agree that AMBI will have the non-exclusive right to use, without limitation, any inventions, modifications, or improvements to, or new applications of, the PROPRIETARY INFORMATION, TECHNICAL INFORMATION, or PATENTED

TECHNOLOGY in which A&B has or obtains rights arising from research contracted, commissioned, directed, or funded by A&B ("Contracted Research"), including, without limitation, Contracted Research to improve yields and to develop nisin variants, that is reasonably applicable, in A&B's opinion, to the EXCLUDED PRODUCTS, to the extent permitted and in accordance with the terms and conditions of the A&B License Agreement and the terms and conditions of the Contracted Research. AMBI will have no responsibility for any payments for such Contracted Research other than those required under the terms and conditions of the Contracted Research or which have been separately approved by AMBI, such payments not being subject to any surcharge by A&B. A&B further agrees that it will keep AMBI informed regarding the scope and objectives of the Contracted Research, and results from such Contracted Research, that are reasonably applicable to the EXCLUDED PRODUCTS.

      5.8 With respect to inventions, modifications, or improvements for which A&B is obligated to provide notice to AMBI under paragraph 5.1, the parties agree that AMBI will have the non-exclusive right to review and use data or other information developed during any experimental, clinical, qualification, regulatory, or other testing, relating to any improvements to or new applications of the PROPRIETARY INFORMATION, TECHNICAL INFORMATION, or PATENTED TECHNOLOGY including, without limitation, toxicological evaluations, performed by, or on behalf of, A&B, without payment or limitation, in the development, manufacture, use, approval, qualification, or sale of the EXCLUDED PRODUCTS in accordance with the terms and conditions of the A&B License Agreement.

      5.9 AMBI agrees to hold information or data received from A&B in accordance with paragraphs 5.7 or 5.8 as A&B's PROPRIETARY INFORMATION in accordance with the provisions of the A&B License Agreement. After any such information is published, or otherwise becomes publicly available, such information will no longer be considered A&B's PROPRIETARY INFORMATION.

6 CONFIDENTIALITY

      6.1 A&B recognizes that AMBI's PROPRIETARY INFORMATION is critical to the business of AMBI and that AMBI would not enter into this Agreement without assurance that such PROPRIETARY INFORMATION and the value thereof will be protected as provided in this Section 6 and elsewhere in this Agreement. Accordingly, A&B agrees as follows:

      6.2 A&B shall hold AMBI's PROPRIETARY INFORMATION in confidence and to take all precautions with respect thereto as A&B employs with respect to its own confidential materials.

      6.3 A&B shall not divulge, release, disseminate, or otherwise disclose any PROPRIETARY INFORMATION, or any information derived therefrom, to any third party, except as permitted under and in accordance with paragraph 2.2.

      6.4 Notwithstanding the foregoing, the preceding covenants shall not apply to any PROPRIETARY INFORMATION which A&B can establish:

            6.4.1 Is in or (through no improper action or inaction by the A&B, its agents or employees) enters the public domain;

            6.4.2 Was rightfully in A&B's possession or known by it prior to receipt from AMBI;

            6.4.3 Was rightfully disclosed to A&B by a third party without restriction, however, AMBI considers all previous transfers of PROPRIETARY INFORMATION from AMBI to A&B to have been confidential; or

            6.4.4 Was independently developed by A&B without access to or use of any of AMBI's PROPRIETARY INFORMATION.


      6.5 Immediately upon termination of A&B's license under paragraph 7.3, A&B will turn over to AMBI all documents or media containing any PROPRIETARY INFORMATION and any and all copies or extracts thereof and will make no further use of any kind of any of AMBI's PROPRIETARY INFORMATION.

      6.6 A&B acknowledges and agrees that due to the unique nature of AMBI's PROPRIETARY INFORMATION, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may result in irreparable harm to AMBI and therefore, that upon any such breach or any threat thereof, AMBI shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law.

7 TERM AND TERMINATION

      7.1 This Agreement will remain in effect unless terminated pursuant to paragraph 7.2

      7.2 If a party intentionally, willfully, or through its gross negligence, materially breaches a material provision of this Agreement, the other party may terminate this Agreement upon 60 days prior written notice unless the breach is cured within such period or, if the breach cannot reasonably be so cured, diligent efforts to effect such cure are commenced during that period and are continued in a diligent manner until the cure is completed, which shall be within a reasonable time.

      7.3 In the event of any termination of this Agreement due to a breach by A&B under paragraph 7.2, the rights and licenses granted A&B under this Agreement, including all sublicenses, shall terminate but A&B's obligations under Section 6, as well as obligations imposed on A&B's sublicensees under paragraph 2.2, to maintain the confidentiality of AMBI's PROPRIETARY INFORMATION and TECHNICAL INFORMATION shall survive such termination for a period of five
(5) years thereafter; and further provided that if the termination is on account of a breach by AMBI, the rights and licenses granted A&B in Section 2, and disclosures made or sublicenses granted by A&B in accordance with this Agreement, will continue for all PROPRIETARY INFORMATION, PATENTED TECHNOLOGY, and TECHNICAL INFORMATION licensed as of the termination date, provided that any such disclosure or sublicense, according to its terms, (i) was properly granted,
(ii) AMBI will have no further obligation thereunder, (iii) all the restrictions and limitations of this Agreement shall continue to apply to such disclosure or sublicense as though this Agreement continued in effect, and (iv) AMBI shall be entitled to require A&B to terminate such disclosures or sublicenses on the same basis as is provided herein for termination of this Agreement.

      7.4 Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other arising from or incident to any termination of this Agreement (or any part thereof) other than that provided for in paragraph 6.7.



8 REPRESENTATIONS AND WARRANTIES

      8.1 AMBI represents and warrants that it has full power, authority and legal right to enter into and perform this Agreement and to grant to A&B the rights and licenses set forth herein; that the execution, delivery and performance of this

Agreement have been duly authorized by all necessary corporate action on its part; and that the execution, delivery and performance of this Agreement do not contravene any law, governmental rule, regulation or order binding on AMBI or contravene its charter or by-laws or any material indenture, mortgage or contract or other agreement to which it is a party or by which it is bound and which could reasonably be expected to have a material adverse effect on the ability of AMBI to fulfill its obligations under the Agreement.

      8.2 A&B represents and warrants that it has full power, authority and legal right to enter into and perform this Agreement; that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part; and that the execution, delivery and performance of this Agreement do not contravene any law, governmental rule, regulation or order binding on A&B or contravene its charter or by-laws or any material indenture, mortgage or contract or other agreement to which it is a party or by which it is bound and which could reasonably be expected to have a material adverse effect on the ability of A&B to fulfill its obligations under the Agreement.

      8.3 AMBI represents and warrants that AMBI owns all right, title and interest in and to the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY and that the possession and use of the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY does not infringe any existent patent, known trade secret, or other intellectual property right of any third party. The warranty provided by this Section 8 does not extend to claims based on modifications to the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY by any party other than AMBI nor to any use by A&B in a manner inconsistent with this Agreement.

9 INFRINGEMENT MATTERS

      9.1 In the event that any claim of infringement arises from A&B's use of the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY in the manufacture of the LICENSED PRODUCTS and licensed as of the date of this Agreement, AMBI will be solely responsible for expenses incurred in defending or settling any such action. In the event A&B is notified of any such claim of infringement, A&B must give written notice to AMBI within ten (10) days of such notice for this paragraph to be operative.

      9.2 In the event that any claim of infringement arises from A&B's use of the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY in the manufacture of the LICENSED PRODUCTS, A&B will cooperate in AMBI's defense of any such action by making its records and personnel reasonably available at times, places, and in a manner mutually acceptable to the parties.

10 MISCELLANEOUS

      10.1 INCIDENTAL AND CONSEQUENTIAL DAMAGES - EXCEPT AS OTHERWISE SET FORTH IN SECTION 9, NEITHER PARTY WILL BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT. THIS PARAGRAPH SHALL NOT BE READ OR INTERPRETED TO EXCLUDE, RESTRICT, OR LIMIT EITHER PARTY'S LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE.

      10.2 Independent Contractors - The parties are independent contractors and not partners, joint venturers or otherwise affiliated and neither has any right or authority to bind the other in any way.

      10.3 Assignment - The rights and obligations of the parties under this Agreement, may be assigned or transferred to affiliates or subsidiaries in which a party maintains a controlling interest, which, with a party, are both under the common control of a third party (e.g. Burns Philp), or to successors to the parties' business interests by the sale or merger of substantially all of A&B's assets relating to the LICENSED PRODUCTS or by the sale or merger of substantially all of AMBI's assets relating to the EXCLUDED PRODUCTS.

      10.4 Amendment and Waiver - Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties, such amendments and waivers not to be unreasonably refused.

      10.5 Resolution of Disputes.

            10.5.1 Negotiation Between Executives - The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement, or the breach, termination or validity thereof, by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 20 days after delivery of such notice, executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 60 days of the disputing party's notice, or if the parties fail to meet within 20 days, either party may initiate arbitration of the controversy or claim as provided hereinafter.

            If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three working days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

            10.5.2 Arbitration - If a dispute arising out of or relating to this Agreement, or the breach, termination or validity thereof, has not been resolved by negotiation as provided herein, it shall be settled by arbitration in accordance with the Center for Public Resources Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes. The arbitration shall take place in New York City, New York, shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.]

      10.6 Governing Law and Legal Actions - This Agreement shall be governed by and construed under the laws of the State of New York and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

      10.7 Jurisdiction and Venue - The parties agree not to contest personal jurisdiction and further agree that any action initiated relating to this Agreement shall be filed in the United States District Court for the Southern District of New York.

      10.8 Headings - Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

      10.9 Notices - Notice under this Agreement shall be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service, or mailed by certified or registered mail, return receipt requested to a party at its addresses set forth in the signature block below or as amended by notice pursuant to this subsection.

      10.10 Entire Agreement - This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom.

      10.11 WARRANTY DISCLAIMER - EXCEPT AS OTHERWISE SET FORTH HEREIN, AMBI

MAKES NO WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      10.12 Force Majeure - Neither party hereto shall be responsible for any failure to perform its obligations under this Agreement if such failure is caused by acts of God, war, strikes, revolutions, lack or failure of transportation facilities, laws or governmental regulations or other causes which are beyond the reasonable control of such party. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event that such force majeure should obstruct performance of this Agreement for more than six (6) months, the parties hereto shall consult with each other to determine whether this Agreement should be modified. The party facing an event of force majeure shall use its best endeavors in order to remedy that situation as well as to minimize its effects. A case of force majeure shall be notified to the other party by telex or telefax within five (5) days after its occurrence and shall be confirmed by a letter.

      10.13 Severability - If any provision of this Agreement is held illegal, invalid or unenforceable by a court of competent jurisdiction, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

                                        LICENSEE:

                                        APLIN & BARRETT, LIMITED


                                        By: ______________________________
                                                   Benjamin Sporn
                                        Title:     Lawful Attorney

                                        Address:   Aplin & Barrett Limited
                                                   15 North Street
                                                   Beaminster, Dorset
                                                   DT8 3DZ
                                                   England
                                                   Attn: Dr. Robert Evans

                                        With Copy: Burns Philp & Co. Ltd.
                                                   7 Bridge Street
                                                   Sydney, NSW 2000, Australia
                                                   Attn: The Company Secretary
                                                   Fax:  61 2 9247 8391

                                        LICENSOR:

                                        APPLIED MICROBIOLOGY, INC.


                                        By: ______________________________
                                                   Benjamin Sporn
                                        Title:     Vice President

                                        Address:   Applied Microbiology, Inc.
                                                   Old Saw Mill River Road
                                                   Tarrytown, NY 10591
                                                   U.S.A.
                                                   Attn: Benjamin Sporn, Esq.

                                        With Copy: Brobeck, Phleger & Harrison
                                                   LLP
                                                   1633 Broadway, 47th Floor
                                                   New York, New York 10019
                                                   Attn: Richard R. Plumridge,
                                                   Esq.
                                                   Fax: (212) 586-7878

                                   EXHIBIT A-1

                                LICENSED PRODUCTS



NISIN PREPARATIONS for incorporation into LICENSED PRODUCTS

Food Additives for food preservation

Food Preservatives

Food Preservation Methods

                                   EXHIBIT A-2

                                EXCLUDED PRODUCTS

Pharmaceutical Products

Animal Healthcare Products

Deodorant Products

Cosmetic Preservatives

Hygiene Products

Environmental Sanitizers

NISIN PREPARATIONS for incorporation in EXCLUDED PRODUCTS